SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 20, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1998, relating to the Master Financial Asset Securitization Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                         06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                          10019
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Address of principal executive offices                    (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    Other Events
           ------------

              Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I,
         Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter,") prepared by Deutsche Morgan Grenfell, Inc., which are hereby filed pursuant to such letters.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------
       (99)                       Computational Materials
                                  prepared by Deutsche Morgan
                                  Grenfell, Inc. in connection with Master
                                  Financial Asset Securitization
                                  Trust 1998-2, Home Loan Asset Backed Notes,
                                  Series 1998-2

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PAINEWEBBER MORTGAGE ACCEPTANCE
                                               CORPORATION IV


May 22, 1998

                                               By:/s/Joseph Piscina
                                                  -----------------
                                                  Joseph Piscina
                                                  Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   (99)                  Computational Materials                       E
                         prepared by Deutsche Morgan
                         Grenfell, Inc.in connection with
                         Master Financial Asset Securitization
                         Trust 1998-2, Home Loan Asset Backed
                         Notes, Series 1998-2